Exhibit 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Independence Resources Plc (the

“Company”) on Form 10-Q for the period ended March 31, 2013, as filed with the

Securities and Exchange Commission (the “Report”), the undersigned principal executive officer of the Company, hereby certifies pursuant to 18 U.S.C. Section

1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

that:

      (1)the Report fully complies with the requirements of Section 13(a) or

      15(d) of the Securities Exchange Act of 1934; and

      (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2014

      /s/ John P. Ryan

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      John P. Ryan, Chief Executive Officer

      (Principal Executive Officer)